UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 17, 2014
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on October 17, 2014 for the quarter ended September 30, 2014.  A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

Item 7.01          Regulation FD Disclosure.

Access National Corporation also announced on October 17, 2014 that its Board of Directors declared a cash dividend of $0.14 per share to shareholders of record as of November 3, 2014, for payment on November 25, 2014.  A copy of the press release summarizing the announcement is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(a)     -     Not applicable.

(b)     -     Not applicable.

(c)     -     Not applicable.

(d)           Exhibits.

                Exhibit 99.1    Press Release, dated October 17, 2014 announcing third quarter 2014 financial results and quarterly dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date:	October 22, 2014	By:	/s/ Michael W. Clarke
		Name:	Michael W. Clarke
		Title:	President & Chief Executive Officer